EXHIBIT 10.49

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.

                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

         THIS LOAN AND SECURITY AGREEMENT (the "Agreement") is made as of ____________, 2000, by and between TRANSAMERICA COMMERCIAL FINANCE CORPORATION (the "Lender") and the Persons listed on Schedule I attached hereto (individually, a "Borrower" and collectively, the "Borrowers").

         THE PARTIES HERETO agree as follows:


                            ARTICLE ONE. DEFINITIONS
                            ------------------------

         SECTION 1.1. DEFINED TERMS. In addition to terms defined elsewhere in this Agreement or any Supplement or Exhibit hereto, when used herein, the following terms shall have the following meanings:

                  (A) "Account Debtor" shall mean individually, and "Account Debtors" shall mean collectively, each Person who is or who may become obligated to any Borrower under, with respect to, or on account of an Account Receivable or other Collateral.

                  (B) "Accounts Receivable" shall mean any and all accounts (as such term is defined in the UCC) of any Borrower and each and every right of any Borrower to (i) the payment of money or (ii) the receipt or disbursement of products, goods, services or other valuable consideration, whether such right now exists or hereafter arises, whether such right arises out of a sale, lease or other disposition of Inventory, or out of a rendering of services, or any other transaction or event, whether such right is created, generated or earned by any Borrower or by some other Person who subsequently transfers its interest to any Borrower, whether such right is or is not already earned by performance, and howsoever such right may be evidenced, together with all other rights and interests (including all liens and security interests) which any Borrower may at any time have by law or agreement against any Account Debtor or other Person obligated to make any such payment or against any property of such Account Debtor or other Person.

                  (C) "ACH Debit" shall mean an Automated Clearing House debit by a Collecting Bank.

                  (D) "Adjusted Libor" means the rate per annum determined pursuant to the following formula:

                           Adjusted Libor =          Libor
                                             ---------------------
                                           100%- Reserve Percentage.

                  (E) "Affiliate" shall mean individually, and "Affiliates" shall mean collectively, each Person which, directly or indirectly, owns or controls, on an aggregate basis, at least a five percent (5%) interest in any other Person, or which is controlled by or is under common control with any other Person.

                  (F) "Borrowing Base" shall mean the sum of the following from time to time, less any reserves as Lender in its sole discretion elects: (i) 100% of Borrowers' then existing Eligible Inventory A, plus (ii) 95% of Borrowers' then existing Eligible Inventory B, plus (iii) 75% of Borrowers' then existing Eligible Inventory C; plus (iv) 95% of Borrowers' then existing Eligible Inventory D; plus (v) 90% of Borrowers' then Eligible Inventory E, plus
(vi) 70% of the NADA "low wholesale" value of Borrowers' then Eligible Inventory F, plus (vii) 50% of Borrowers' then Eligible Inventory G, plus (viii) 80% of Borrower's Eligible Accounts Receivable., plus (ix) the following amounts: (a) for the period commencing with the Closing Date and ending on March 30, 2000,


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        Confidential  portions of this  document  have been  redacted  and filed separately with the Commission.


$347,895.00; and (b) for the period commencing with March 31, 2000 and ending on June 29, 2000, $312,895.72; and (c) commencing on June 30, 2000 and at all times thereafter, zero.

                  (G) "Business Day" shall mean any day (other than a Saturday or Sunday) on which the Federal Reserve Bank of Chicago is open for business.

                  (H) "Business Plan" shall mean any projected balance sheet and profit and loss statement of Borrower for the annual period ending on the last day of any of Borrower's fiscal year, prepared in accordance with generally accepted accounting principles, together with appropriate supporting details and a statement of underlying assumptions, and containing at least an income statement and balance sheet projections, all prepared by Borrower's president and/or chief financial officer.

                  (I) "Closing Date" shall mean the date upon which all of the terms and conditions of the Documents to make the first Revolving Loan have been met or fulfilled to the satisfaction of Lender.

                  (J) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (K) "Collateral" shall mean the following property owned by any Borrower, howsoever arising, wherever located and whether now owned or existing or hereafter existing or acquired:

                  (i)    all Accounts Receivable;

                  (ii)   all Inventory;

                  (iii) any and all monies, reserves, deposits, deposit accounts, securities, cash, cash equivalents, balances, credits, and interest and dividends on any of the above, of or in the name of such Borrower, now or hereafter with the Lender and any and all other like property of any kind and description of or in the name of such Borrower, now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Lender or any agent or bailee for the Lender;

                  (iv)   all chattel paper, contract rights and instruments;

                  (v)    all General Intangibles;


                  (vi) all books, records and computer records in any way relating to the property described in clauses (i) through (v) above; and

                  (vii) any and all substitutions, renewals, improvements, replacements, additions and proceeds of (i) through
                         (vi) above, including, without limitation, proceeds of insurance policies for the property described in clauses (i) through (vi) above.


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                  (L)  "Collateral  Locations"  shall mean for each Borrower the locations for such Borrower set forth on Exhibit 1.1(L) attached hereto and those transient boat shows or events typically attended by Borrowers or any of them in the ordinary course of business.

                  (M) "Collecting Bank" shall mean individually, and "Collecting Banks" shall mean collectively, such banks required and acceptable to Lender to collect and remit funds in accordance with this Agreement.

                  (N) "Collection Accounts" shall have the meaning set forth in Section 3.3(B) of this Agreement.

                  (O)   "DFS  "  shall   mean   Deutsche   Financial   Services,
Corporation.

                  (P) "DFS Intercreditor Agreement" shall mean that certain intercreditor agreement.by and between Lender and DFS in form and manner satisfactory to Lender dated the date of this Agreement relating to the Liabilities and the DFS Financing, as may be amended and/or restated from time to time.

                  (Q) "DFS Financing" shall mean that certain financing more fully described on Exhibit 1.1(Q) attached hereto, as may be amended, extended, renewed, supplemented, replaced and /or restated from time to time.

                  (R) "Default Rate" shall mean, as of the date of any determination, a rate equal to the lesser of (i) 4% above the Pre-Default Rate; or (ii) the Prime Rate, plus 6%; or (iii) the highest rate allowed by applicable law.

                  (S) "Documents" shall mean this Agreement, the Guaranties, the Guarantor Security Agreements, any EDI matter and any other instruments or documents required or contemplated hereunder or thereunder, whether now existing or at any time hereafter arising.

                  (T) "EDI" shall mean electronic data interchange including facsimile transmission.

                  (U) "Eligible Accounts Receivable" shall mean those Accounts Receivable of Borrower which the Lender deems in its reasonable discretion, to be eligible. Without limitation of the foregoing, unless otherwise agreed to in writing by the Lender, the following shall not constitute Eligible Accounts
Receivable: (i) Accounts Receivable which remain unpaid 45 days after the contract date of such Accounts Receivable; (ii) Accounts Receivable not financed by a lender acceptable, in Lender's sole discretion, to Lender; and (iii) Accounts Receivable with respect to which the Account Debtor is a Borrower, any guarantor of the Liabilities, any Travis Entity or a director, officer, employee or Affiliate of any Borrower or any guarantor of the Liabilities; (iv) Accounts Receivable with respect to which the Account Debtor is either (a) not a resident of the United States or (b) located outside the United States unless such Account Receivable is either (I) subject to a letter of credit in form and manner satisfactory to Lender or (II) insured in form and manner satisfactory to Lender; (v) Accounts Receivable in dispute or with respect to which the Account Debtor has asserted or may assert a counterclaim or has or may have a right of setoff unless such Account Debtor has waived in writing all rights to offset and setoff; (vi) Accounts Receivable with respect to which the Lender does not have a first and valid fully perfected security interest; (vii) Accounts Receivable with respect to which the Account Debtor is the subject of a bankruptcy or a similar insolvency proceeding or has made an assignment for the benefit of creditors or whose assets have been conveyed to a receiver or trustee; and
(viii) Accounts Receivable with respect to which the Account Debtor's obligation to pay is either on a "COD" basis or is conditional upon the Account Debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis.


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                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


                  (V) "Eligible Inventory" shall mean such Inventory of any Borrower located on the Collateral Locations for such Borrower that Lender deems in its reasonable discretion to be eligible. Without limitation of the foregoing, unless otherwise agreed to by the Lender, the following shall not constitute Eligible Inventory for any Borrower: (i) Inventory which is in transit from its manufacturer; (ii) Inventory which is not in good and merchantable condition, or not either currently usable or currently salable in the ordinary course of any Borrower's business; (iii) Inventory which is obsolete; (iv) Inventory which the Lender determines, in the exercise of its reasonable discretion and in accordance with the Lender's customary reasonable business practices and in good faith, to be unacceptable due to age, type, category and/or quantity; (v) Inventory with respect to which the Lender does not have a first and valid fully perfected security interest; (vi) Inventory which is stored with on a bailment, consignment, warehouse or similar third party arrangement, unless such bailee, consignee, warehouse Person, or other third party, as applicable, delivers to Lender an agreement in form and substance satisfactory to Lender; (vii) work-in-process inventory; (viii) Inventory not located on the Collateral Locations of such Borrower; and (ix) demonstration models.

                  (W) "Eligible Inventory A" shall mean such then Eligible Inventory of any Borrower that is up to * days from the date of purchase by such Borrower which the Lender deems in its reasonable discretion to be eligible that is manufactured by a Vendor subject to a Vendor Repurchase Agreement. Eligible Inventory A shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person.

                  (X) "Eligible Inventory B" shall mean such then Eligible Inventory of any Borrower that is between * days from the date of purchase by such Borrower which the Lender deems in its reasonable discretion to be eligible that is manufactured by a Vendor subject to a Vendor Repurchase Agreement. Eligible Inventory B shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person.

                  (Y) "Eligible Inventory C" shall mean such then Eligible Inventory of any Borrower that is more than * days from the date of purchase by such Borrower which the Lender deems in its reasonable discretion to be eligible that is manufactured by a Vendor subject to a Vendor Repurchase Agreement. Eligible Inventory C shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person.

                  (Z) "Eligible Inventory D" shall mean such then Eligible Inventory of any Borrower consisting of watercraft, watercraft motors and watercraft trailers that are up to * days from the date of purchase by such Borrower that are purchased on open account by any Borrower that the Lender deems in its reasonable discretion to be eligible. Eligible Inventory D shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person.

                  (AA) "Eligible Inventory E" shall mean such then Eligible Inventory of any Borrower consisting of watercraft, watercraft motors and watercraft trailers that are between * days from the date of purchase by such Borrower that are purchased on open account by any Borrower that the Lender deems in its reasonable discretion to be eligible. Eligible Inventory E shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person.


____________________________
*Indicates Confidential Treatment Requested. The redacted material has been filed separately with the Commission.


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                  (BB) "Eligible Inventory F" shall mean such Eligible Inventory of any Borrower that is used Inventory consisting of watercraft in one or more of the Borrowers' possession in the aggregate less than * days from the date of purchase by such Borrower which the Lender deems in its reasonable discretion to be eligible. Eligible Inventory F shall include returned and repossessed Inventory that is undamaged which any Borrower intends to resell to another Person.

                  (CC) "Eligible Inventory G" shall mean such Eligible Inventory of any Borrower that is parts and accessories Inventory that the Lender deems in its reasonable discretion to be eligible. Eligible Inventory G shall include returned and repossessed Inventory that is undamaged which any Borrower intends to resell to another Person.

                  (DD)  "Event of  Default"  shall have the meaning set forth in
Section 7.1 of this Agreement.

                  (EE) "Fixed Charge Coverage Ratio" for any 12 month period shall mean a fraction, (i) the numerator of which is the Travis Entities earnings before interest, taxes, depreciation and amortization in such 12 month period and (ii) the denominator of which are the payments of principal and interest required to be made by the Travis Entities on all indebtedness (including, but not limited to, capitalized leases) to all lenders (including, but not limited to, Lender and all Persons providing any Third Party Financing) in such 12 month period.

                  (FF) "Floor Plan Arrangement" shall mean any Eligible Inventory of any Borrower (i) which is the subject of a Free Floor Plan Agreement with a Vendor that is in full force and effect; and (ii) for which the invoice has been sent directly to Lender by the vendor of the Eligible Inventory for payment by Lender directly to such vendor.

                  (GG) "Floor Plan Interest Rebate" and "Floor Plan Interest Rebates" shall have the meanings set forth in Section 5.2 of this Agreement.

                  (HH) "Free Floor Plan Agreement" shall mean individually and "Free Floor Plan Agreements" shall mean collectively, each agreement in form and manner reasonably satisfactory to Lender by and between the Vendor of any Eligible Inventory and Lender pursuant to which such Vendor has made an unqualified agreement to provide free floor planning of such Eligible Inventory for a specified period of time (a "Free Floor Plan Period") to a Borrower and such Vendor shall be paying interest to Lender on such Eligible Inventory during such Free Floor Plan Period.

                  (II) "Free Floor Plan Period" shall have the meaning set forth in Section 1.1(II) of this Agreement.

                  (JJ) "General Intangibles" shall mean all general intangibles (as such term is defined in the UCC) owned by any Borrower, including, but not limited to goodwill, trademarks, trade names, licenses, patents, patent applications, copyrights, inventions, franchises, books and records of any Borrower, designs, trade secrets, registrations, prepaid expenses, all rights to and payments of refunds, overpayments, rebates and return of monies, including, but not limited to, sales tax refunds, tax refunds, tax refund claims and rights to and payments of refunds, overpayments or overfundings under any pension, retirement or profit sharing plans to the extent allowable by law and any guarantee, security interests or other security held by or granted to any Borrower to secure payment by an Account Debtor of any of the Accounts Receivable.

                  (KK) "Guarantor" shall mean individually and "Guarantors" shall mean collectively, each of the Persons listed on Schedule II attached hereto.


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                  (LL) "Guarantor Security  Agreement" and "Guarantors  Security
Agreements" shall have the meaning set forth in Section 3.9 of this Agreement.

                  (MM) "Guaranty" shall mean individually and "Guaranties" shall
mean   collectively   each  Guaranty  of  the  Guarantors  in  form  and  manner satisfactory to Lender.

                  (NN) "Guarantor Collateral" shall mean the following property owned by any Guarantor, howsoever arising, wherever located and whether now owned or existing or hereafter existing or acquired:

                  (i)    all Accounts Receivable;

                  (ii)   all Inventory;

                  (iii) any and all monies, reserves, deposits, deposit accounts, securities, cash, cash equivalents, balances, credits, and interest and dividends on any of the above, of or in the name of such Guarantor, now or hereafter with the Lender and any and all other like property of any kind and description of or in the name of such Guarantor, now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Lender or any agent or bailee for the Lender;

                  (iv)   all chattel paper, contract rights and instruments;

                  (v)    all General Intangibles;

                  (vi) all books, records and computer records in any way relating to the property described in clauses (i) through (v) above; and

                  (vii)  any  and  all  substitutions,  renewals,  improvements, replacements,  additions  and  proceeds  of (i) through
                         (vi) above, including, without limitation, proceeds of insurance policies for the property described in clauses (i) through (vi) above.

                  (OO) "Interest Rate " shall mean (i) if Libor and Adjusted Libor is available and can be computed, Adjusted Libor, plus the Libor Interest Rate Spread; or (ii) if for any reason Libor is not available or cannot be computed pursuant to the provisions of this Agreement, the Prime Rate, plus the Prime Interest Rate Spread.

                  (PP) "Interest Coverage Ratio" for any 12 month period shall mean a fraction, (i) the numerator of which is the Travis Entities' earnings before interest and taxes in such 12 month period and (ii) the denominator of which are the payments of interest made by the Travis Entities on all indebtedness to all lenders (including, bit not limited to, Lender and all Persons providing any Third Party Financing) in such 12 month period.

                  (QQ) "Inventory" shall mean any and all goods, finished goods, whole goods, materials, raw materials, work-in-progress, components or supplies, wheresoever located and whether now owned or hereinafter acquired and owned by any Borrower, including, without limitation, goods, finished goods, whole goods,


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materials,  raw materials,  work-in-process,  components or supplies in transit, wheresoever located, whether now owned or hereafter acquired by any Borrower, which are held for demonstration, illustration, sale or lease, furnished under
any  contract  of  service  or  held  as  raw  materials,   work-in-process  for
manufacturing or processing or supplies for manufacturing or processing, and all materials used or consumed in the business of any Borrower, and shall include such other property, the sale or disposition of which has given rise to an Accounts Receivable and which has been returned to or repossessed or stopped in transit by or on behalf of any Borrower, but shall not include property owned by third parties in the possession of any Borrower.

                  (RR) "Liabilities" shall mean all liabilities, indebtedness and obligations of the Borrowers, and each of them, to the Lender, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, primary or secondary, joint or several, whether existing or arising through discount, overdraft, purchase, direct loan, participation, operation of law, written or oral agreement or agreement created by EDI or otherwise, including, but not limited to, all liabilities, indebtedness and obligations of any Borrower to the Lender, whether now existing or hereafter arising, pursuant to any letter of credit, any standby letter of credit, any floor plan agreement, or any of the Documents and reasonable outside attorneys' and paralegals' fees or charges relating to the preparation of the Documents and the enforcement of Lender's rights, remedies, powers and security interests under this Agreement, including, but not limited to, the drafting of any documents in the preparation and enforcement of the Loans.

                  (SS) "Libor" shall mean, as of the date of any determination, the highest 30 day "Libor rate" (rounded upward, if necessary, to the nearest 1/16 of 1%) published in the "Money Rates" column of the The Wall Street Journal on the first business day of the month. In the event The Wall Street Journal shall, for any reason, fail or cease to publish the 30 day Libor rate of interest, Lender shall choose a comparable publication to use as the basis for the Libor rate of interest. Libor is the base interest rate charged by the Lender on commercial loans to a substantial number of the Lender's good business customers, but it is not necessarily the Lender's lowest interest rate charged to any customer. Libor is subject to change by the Lender without notice of any kind.

                  (TT)     *.

                  (UU) "Line of  Credit"  shall  have the  meaning  set forth in
Section 2.1 of this Agreement.

                  (VV) "Loan" shall mean individually, and "Loans" shall mean collectively, each of the Revolving Loans.

                  (WW) "Lock Box Account" and "Lock Box Accounts" shall have the meanings set forth in Section 3.3(B) of this Agreement.

                  (XX) "Material Adverse Change" shall mean a change in the financial condition of any Borrower that would cause a reasonable person to have concern regarding such Borrower's ability to continue operating in its normal course of business.

                  (YY) "Maximum Credit Amount" shall mean $50,000,000.00, United States funds.

                  (ZZ)  "Mortgagee  Waivers" shall have the meaning set forth in
Section 3.7 of this Agreement.


____________________________
*Indicates Confidential Treatment Requested. The redacted material has been filed separately with the Commission.


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                  (AAA)  "NADA  "  shall  mean   National   Automobile   Dealers
Association, or its equivalent chosen by Lender.

                  (BBB) "Net Loans" shall mean the Loans outstanding from time to time minus the lesser of (i) $25,000,000.00; or (ii) the aggregate amount of Eligible Inventory that is under a Free Floor Plan Period to Borrowers under a Floor Plan Arrangement at the time of calculation.

                  (CCC) "Net Worth" shall mean the total amount of issued and outstanding capital stock, plus paid in capital and retained earnings and less treasury stock.

                  (DDD) "Objected Loan" and "Objected Loans" shall have the meanings set forth in Section 2.7(A) of this Agreement.

                  (EEE) "Parent" shall mean Travis Boats & Motors, Inc. and its successors and assigns.

                  (FFF) "Permitted Indebtedness" shall mean (i) the Liabilities; and (ii) current accounts payable arising in the ordinary course of business; and (iii) the Subordinated Debt; and (iv) the indebtedness more fully set forth on Exhibit 1.1(FFF) attached hereto; and (v) indebtedness up to $1,000,000.00 at any time.

                  (GGG) "Permitted Liens" shall mean (i) for current taxes not delinquent or taxes being contested in good faith and by appropriate proceedings and for which adequate reserves have been established; and (ii) liens arising in the ordinary course of business for sums not due or sums being contested in good faith and by appropriate proceedings and for which adequate reserves have been established, but not involving any deposits, advances or borrowed money or the deferred purchase price of property or services; and (iii) liens in favor of Lender; and (iv) liens specifically permitted pursuant to this Agreement; and
(v) those  liens more fully set forth on Exhibit  1.1(GGG)  attached  hereto and
(vi) liens in favor of the holders of the Subordinated Debt that are expressly subordinated to the liens in favor of Lender.

                  (HHH) "Person" shall mean individually, and "Persons" shall mean collectively, any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise including, without limitation, any instrumentality, division, agency, body or department thereof).

                  (III) "Pre-Default Rate" shall mean, as of the date of any determination, the per annum rate equal to from time to time of the greater of
(A) _%; or (B) the Interest Rate.

                  (JJJ)    *.

The next section is intentionally "(LLL)".

                  (LLL) "Prime Rate" shall mean, as of the date of any determination, the highest "prime rate" for financial institutions located in the United States of America published in the "Money Rates" column of the The Wall Street Journal on the first business day of the month. In the event The Wall Street Journal shall, for any reason, fail or cease to publish the prime rate of interest, Lender shall choose a comparable publication to use as the basis for the prime rate of interest. The Prime Rate is the interest rate charged by the Lender on commercial loans to a substantial number of the

____________________________
*Indicates Confidential Treatment Requested. The redacted material has been filed separately with the Commission.

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


Lender's good business customers, but it is not necessarily the Lender's lowest interest rate charged to any customer. The Prime Rate is subject to change by the Lender without notice of any kind.

                  (MMM) "Quarterly Floor Plan Average Daily Balance" shall mean the average daily balance of loans outstanding relating to Borrowers' Inventory that is subject to a Floor Plan Arrangement as calculated on a monthly basis on the last day of each month based on the number of days in the 3 month period ending on the date of calculation.

                  (NNN) "Revolving Loan" and "Revolving Loans" shall have the meanings set forth in Section 2.1 of this Agreement.

                  (OOO) "Reserve Percentage" means the maximum rate of all reserve requirements (including, but not limited to, any marginal, emergency, supplemental or other special reserves) imposed by any governmental Person on Lender, pursuant to or relating to the Loans, including, but not limited to, by the Board of Governors of the Federal Reserve System (or any successor), under Regulation D on Eurocurrency liabilities (as such term is defined in Regulation
D) for the applicable month as of the first day of such month, but subject to any amendments to such reserve requirement by such Board or its successor, and taking into account any transitional adjustments thereto becoming effective during such month. For purposes of this definition, any portion of the Liabilities subject to a Libor based interest calculation shall be deemed to be Eurocurrency liabilities as defined in Regulation D without benefit of or credit for prorations, exemptions or offsets under Regulation D, provided Lender is subject to such regulation with respect to or relating to the Loans.

                  (PPP) "Subordinated Debt" shall mean indebtedness due and owing by any Borrower to any Person (whether such indebtedness shall be now existing or hereinafter arising) which is permitted to exist pursuant to this Agreement and is subordinated to the Liabilities, all as evidenced by the agreements, documents and instruments attached to the Subordination Agreements.

                  (QQQ) "Subordination Agreement" shall mean individually, and "Subordination Agreements" shall mean collectively, each agreement given to the Lender from time to time by any Person with respect to the Subordinated Debt, all in the form and manner reasonably satisfactory to Lender.

                  (RRR) "Tangible Net Worth" shall mean as of any date the sum of Borrowers' (i) net worth as reflected on its last twelve-month consolidated fiscal financial statements, plus (ii) net earnings since the end of such fiscal year, both after provision for taxes and with Inventory determined on a first in, first out basis plus (iii) Subordinated Debt, and plus (iv) unamortized income, less the sum of Borrowers' (a) intangible assets, including, without limitation, unamortized leasehold improvements, goodwill, franchises, licenses, patents, trade names, copyrights, service marks, brand names, covenants not to compete and any other asset which would be treated as an intangible under generally accepted accounting principles; (b) prepaid expenses (however such item shall not include prepaid inventory); (c) franchise fees; (d) notes, Accounts Receivable and other amounts owed to it by any guarantor, Affiliate or employee of any Borrower; (e) losses since the end of such fiscal year; and (f) interest in the cash surrender value of officer's or shareholder's life insurance policies.

                  (SSS) "Termination Date" shall mean the date 3 years from the date of this Agreement.

                  (TTT) "Third Party Financing" shall mean such indebtedness consented to in writing by Lender due from time to time by any Borrower to any an all Persons solely relating to the financing of such Borrower.

                  (UUU) "Third Party Waiver" and "Third Party Waivers" shall have the meanings set forth in Section 3.6 of this Agreement.

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


                  (VVV) "Transaction Statement" shall mean a statement which at Lender's option or Borrower's reasonable request may be issued by Lender to any Borrower from time to time which identifies the Inventory and Accounts Receivable financed and/or the Loans made and the terms and conditions of repayment therefor.

                  (WWW) "Travis Entity" shall mean individually, and "Travis Entites" shall mean collectively, any Borrower (other than a shareholder of any Borrower which is not also a Borrower), any Guarantor and any Affiliate of any Borrower that may exist at any time and from time to time, including, but not limited to, the Persons listed on Exhibit 1.1(WWW) attached hereto.

                  (XXX) "UCC" shall mean the Uniform Commercial Code as enacted and amended in the State of Illinois.

                  (YYY) "Vendor" shall mean individually, and "Vendors" shall mean collectively, each vendor of Inventory to any Borrower.

                  (ZZZ) "Vendor Repurchase Agreement" shall mean individually and "Vendor Repurchase Agreements" shall mean collectively, each agreement in form and manner reasonably satisfactory to Lender by and between a Vendor of any Inventory and Lender pursuant to which such Vendor has made an unqualified agreement to repurchase such Inventory from Lender.

         SECTION 1.2. OTHER TERMS. Accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with generally accepted accounting principles in effect from time to time. Terms used in this Agreement which are defined in the UCC, shall, unless the context indicates otherwise or are otherwise defined in this Agreement, have the meanings provided for by the UCC.


                               ARTICLE TWO. LOANS
                               ------------------

         SECTION 2.1. LOAN AMOUNT. Subject to the terms and conditions of this Agreement, on the date upon which all of the terms and conditions of the Documents have been met or fulfilled to the satisfaction of Lender (the "Closing Date"), the Lender shall make loans in the aggregate to the Borrowers on a revolving basis (such loans being herein called individually a "Revolving Loan" and collectively the "Revolving Loans") from time to time in such amounts as the Borrowers may from time to time request up to the lesser of (A) the Maximum Credit Amount; or (B) the Borrowing Base from time to time (the lesser of (A) or
(B) shall be referred to as the "Line of Credit"); provided, however, that (i) Eligible Inventory shall be valued at the lower of cost or market value using the first in, first out method of inventory accounting; and (ii) each borrowing by any Borrower hereunder with respect to any Revolving Loan shall be in the aggregate principal amount of at least (a) $1,000.00 if made directly to a vendor of Inventory subject to a Vendor Repurchase Agreement; and (b) $500,000.00 if made directly to Borrowers; and (iii) repayments from time to time of the Line of Credit shall be available to be reborrowed pursuant to the terms and conditions of this Agreement; and (iv) if the Revolving Loans outstanding at any time or from time to time exceeds the advance limitations described above, Borrowers shall pay on demand to the Lender such amount necessary to eliminate such excess; and (v) the Lender's commitment to make Revolving Loans shall remain in effect for a period to and including the Termination Date; and (vi) notwithstanding anything else contained in this Agreement, (a) upon the occurrence and continuance of any Event of Default, and in every such event, the Lender may, in its sole discretion, immediately cease to make Revolving Loans; and (b) Borrowers shall repay to the Lender on the Termination Date all Revolving Loans, plus interest accrued to the date of payment.

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                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


         SECTION 2.2. USE OF LOAN PROCEEDS. The proceeds of any borrowing by the Borrowers pursuant to the Revolving Loans shall be used by the Borrowers solely for refinancing existing indebtedness of the Borrowers, providing working capital for Borrowers and paying for operating expenses and the fees, costs and expenses of the Lender as provided for in this Agreement.

         SECTION 2.3. REQUESTS FOR REVOLVING LOANS. Each request by the Borrowers for any Revolving Loan under the Line of Credit shall be (A) made in writing, by EDI or by telephone and if by telephone, shall be promptly confirmed in writing; and (B) and shall be signed by a duly authorized officer of Borrowers. Each Revolving Loan shall be sent by Federal Reserve wire transfer as directed by Borrowers in writing or by EDI or through acceptance of an ACH Debit by a Collecting Bank. Lender shall not be required to make more than one Revolving Loan to Borrowers on any day. The date and amount of each Revolving Loan made by the Lender and of each repayment of principal thereon received by the Lender shall be recorded by the Lender in the records of the Lender and the aggregate unpaid principal amount shown on such records shall be rebuttable, presumptive evidence of the principal owing and unpaid on the Revolving Loans. The failure to record any such amount on such records shall not, however, limit or otherwise affect the obligations of the Borrowers to repay the principal amount of the Revolving Loans together with all interest accruing thereon.

         SECTION 2.4.  INTEREST.
                       --------

                  (A) General. The outstanding principal balance of the Loans and the other obligations hereunder shall bear interest before the occurrence of an Event of Default on the average daily outstanding balance thereof, at the Pre-Default Rate. Notwithstanding anything else contained in this Agreement, with respect to the Loans, Borrowers shall only be obligated to pay interest on the Net Loans outstanding from time to time. Interest will be calculated for the actual number of days elapsed on the basis of a year consisting of 360 days. Interest will accrue from the date a Loan is made or other obligation is incurred. Interest accruing on Loans and other obligations hereunder prior to an Event of Default shall be due and payable by Borrowers monthly in arrears for each month immediately upon receipt of a billing statement from Lender for such month; provided, however, that Borrowers agrees that Lender may provide for the payment of any accrued interest hereunder by making a Revolving Loan on the first day of any month for the prior month's accrued interest. Upon the occurrence of an Event of Default and for so long as such Event of Default continues, such interest shall accrue at the Default Rate and shall be payable upon demand.

                  (B) Change of Law. Notwithstanding any other provisions of the Documents, if at any time Lender shall determine in good faith that any change in applicable laws, treaties or regulations or in the interpretation thereof makes it unlawful for Lender to create or continue to maintain any Libor based interest rate, it shall promptly so notify the undersigned and the obligation of Lender to create, continue or maintain such Libor based interest rate under this Agreement shall terminate until it is no longer unlawful for Lender to create, continue or maintain such Libor based interest rate. Borrower, on demand, shall, if the continued maintenance of any Libor based interest rate is unlawful, at its option, either (i) thereupon prepay the outstanding principal amount of the affected Libor based interest rate, together with all interest accrued thereon and all other amounts payable to Lender with respect thereto under this Agreement; or (ii) convert the principal amount of the Liabilities into a Prime Rate based interest rate available hereunder, subject to the terms and conditions of this Agreement.

                  (C). Unavailability of Deposits or Inability to Ascertain Libor. Notwithstanding any other provision of this Agreement, if prior to the commencement of any month, Lender shall determine that deposits of any Libor based interest rate during such month are not readily available to Lender in the relevant market or by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining Libor or Adjusted Libor, then Lender shall promptly give notice thereof to Borrowers and the obligations of Lender to create, continue or effect by conversion any Libor based interest rate for such month shall terminate and the interest rate in this Agreement shall be converted into a Prime Rate based interest rate; provided, however, that when deposits in such amount and for any month shall again be

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


readily available in the relevant market and adequate and reasonable means exist for ascertaining Libor or Adjusted Libor, the undersigned then shall have the option of reconverting the method of computing the interest rate on the Liabilities into a Libor based interest rate.

                  (D) Taxes and Increased Costs. With respect to any Libor based interest rate, if Lender shall determine in good faith that any change in any applicable law, treaty, regulation or guideline (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or any new law, treaty, regulation or guideline, or any interpretation of any of the foregoing by any governmental authority charged with the administration thereof or any central bank or other fiscal, monetary or other authority having jurisdiction over Lender or its lending branch or any Libor based interest rate contemplated by this Agreement (whether or not having the force of law) shall:

                  (i) impose, increase, or deem applicable any reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, or any other acquisition of funds or disbursements by, Lender which is not in any instance already accounted for in computing the interest rate applicable to such Libor based interest rate;

                  (ii) subject Lender, any Libor based interest rate or this Agreement to any tax (including, without limitation, any United Stated interest equalization tax or similar tax however named applicable to the acquisition or holding of debt obligations and any interest or penalties with respect thereto), duty, charge, stamp tax, fee, deduction or withholding in respect of this Agreement, any Libor based interest rate or this Agreement, except such taxes as may be measured by the overall net income or gross receipts of Lender or its lending branches and imposed by the jurisdiction, or any political subdivision or taxing authority thereof, in which Lender's principal executive office or its lending branch is located;

                  (iii) change the basis of taxation of payments of principal and interest due from the undersigned to Lender hereunder or under this Agreement to the extent it evidences any Libor based interest rate (other than by a change in taxation of the overall net income or gross receipts of Lender); or

                  (iv) impose on Lender any penalty with respect to the foregoing or any other condition regarding this Agreement, its disbursement, any Libor based interest rate or this Agreement to the extent it evidences any Libor based interest rate;

and Lender shall determine that the result of any of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to Lender of creating or maintaining any Libor based interest rate hereunder or to reduce the amount of principal or interest received or receivable by Lender (without benefit of, or credit for, any prorations, exemption, credits or other offsets available under any such laws, treaties, regulations, guidelines or interpretations thereof), then the interest rate on the this Agreement shall be converted to a Prime Rate based interest rate. If Lender makes such a determination, Lender shall provide to the undersigned a certificate setting forth the computation of the increased cost or reduced amount as a result of any event mentioned herein in reasonable detail and such certificate shall be conclusive if reasonably determined.

         SECTION 2.5.      PAYMENTS AND COLLECTIONS.
                           ------------------------

                  (A) General. All payments hereunder shall be made, without setoff or counterclaim, to Lender prior to 3:00 p.m. , Chicago time, on the date due at its office in immediately available funds at Chicago, Illinois or at such other place as may be reasonably designated by Lender to Borrowers in writing or by EDI. Any payments received after such time shall be deemed received on the next Business Day. Whenever any payment shall be stated to be due on a date other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest, fees and charges, without penalty other than such additional interest, fees and charges. Notwithstanding anything to the contrary herein, all items of payment for purposes of (i) determining the occurrence of an Event of Default shall be deemed received upon actual receipt by Lender at its bank, The Northern Trust Bank, Chicago, Illinois or such bank as Lender may use as its depository

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


bank from time to time, unless subsequently dishonored for any reason; (ii) calculating the Borrowing Base shall be applied by Lender against the principal of and/or interest on any Loans on the Business Day deemed received pursuant to this Section by Lender at its bank, The Northern Trust Bank, Chicago, Illinois or such bank as Lender may use as its depository bank from time to time; and
(iii) calculating interest shall be deemed to have been applied by Lender against the principal of and/or interest on any Loan on the Business Day received by Lender, whether such payment is by check, wire, ACH debit or other means. Lender may at any time in its reasonable business discretion change the time for payment of future Loans or change the terms of such financing by giving Borrowers a thirty (30) day notice specifying such change, provided, however, that if Lender desires to reduce any advance rate on any specific Eligible Inventory, then if Borrowers request in writing to have Lender release its lien on such specific Eligible Inventory, then Lender shall reasonably review such request and if Lender releases such lien, on such specific Eligible Inventory, such release shall be without penalty to Borrowers pursuant to Section 2.6(A) of this Agreement.

                  (B) Revolving Loans. Borrowers shall repay to the Lender on the Termination Date all Revolving Loans, plus interest accrued to the date of payment.

                  (C) Special Draws of the Line of Credit. Lender is hereby authorized to make a Revolving Loan with the proceeds disbursed directly to Lender to make any required payments of principal, interest, fees and/or costs currently due and owing by Borrowers and not yet paid pursuant to the Documents.

         SECTION 2.6.      SPECIAL LINE OF CREDIT FEES.
                           ---------------------------

                  (A) Early Termination. If the Borrower voluntarily terminates the Line of Credit, contemporaneously with such termination, Borrower shall pay Lender an amount equal to 1/2% of the Maximum Credit Amount if such termination occurs on or before the day prior to the Termination Date.

         SECTION 2.7.      STATEMENTS.
                           ----------

                  (A) Acceptance. Borrowers agree to pay the Loans and interest on the Loans in accordance with this Agreement and the other Documents. Borrowers agrees that the terms and conditions stated in each Transaction Statement shall be accepted as to the Loans identified therein if not objected to in writing by Borrowers within 60 days after the date of such statement. If Borrowers object to any specific Loans (individually, an "Objected Loan" and collectively, the "Objected Loans"), then where applicable the Objected Loans shall be subject to the terms and conditions of the most recently accepted Transaction Statement related to Loans covering the same model of Inventory or Accounts Receivable financed, as applicable. If there is no such previously accepted Transaction Statement relating to the Objected Loans, Borrowers agree that, in addition to any other right or remedy Lender may have under the Documents, the Objected Loans related to the objected Transaction Statement shall, notwithstanding any other provision of the Documents, be due and payable within 90 days after the date of such Objected Loans and interest shall accrue at the interest rate in effect pursuant to the Documents.

                  (B) Adjustment. Subject to Sections 2.6(A) and (C) of this Agreement, any statement with respect to any Liabilities sent to Borrowers by Lender, including without limitation any Transaction Statement, shall be subject to subsequent adjustment by Lender but shall be presumed accurate evidence of Liabilities and information covered thereby, unless Lender shall have received written notice from Borrowers specifying any error within 60 days after the date of such statement. Notwithstanding such notice by Borrowers to Lender, Borrowers' obligation to make payments to Lender with respect to such statement shall not be waived or extended unless and until Lender consents in writing to such waiver or extension.

                  (C) Savings Provisions. All agreements between Lender and any Borrower, whether now existing or hereafter arising, and whether written or oral, are hereby limited by this Section. In no contingency, whether by reason of acceleration or the maturity of the amounts due hereunder or otherwise, shall

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


interest contracted for, charged, received, paid or agreed to be paid to Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest shall be reduced to the maximum amount permitted under applicable law; and if, from any circumstance, Lender shall have received anything of value deemed interest by applicable law, in excess of the maximum lawful amount, an amount equal to any excess of interest shall be applied to the reduction of the principal amount of Liabilities to Lender and not to the payment of interest, or if such excess interest exceeds the unpaid balance of the principal amount of Liabilities to Lender, such excess shall be refunded to Borrowers. All interest paid or agreed to be paid to Lender, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread throughout the full term of this Agreement until payment in full of all principal obligations owing by Borrowers so that interest for such full term shall not exceed the maximum amount permitted by applicable law.

         SECTION 2.8. TERMS AND TERMINATION. The term of this Agreement, unless sooner terminated as provided in this Agreement, shall be until the Termination Date; provided, however, that Lender may terminate this Agreement immediately by written notice to Borrowers in whole or only with respect to certain Inventory if Borrowers shall lose or relinquish any right to sell or deal in any product line of Inventory that would materially affect Borrowers ability to operate in the ordinary course of business, or if Borrowers fails to pay any of the Objected Loans due to an objection to the terms of any Transaction Statement and Lender determines that the Transaction Statement does not contain a bona fide error. Upon termination of this Agreement, all Liabilities to Lender (or, if this Agreement is terminated only with respect to certain Inventory, Liabilities to Lender relative to such Inventory) shall become immediately due and payable without notice or demand. Upon any termination, Borrowers shall remain liable to Lender for all Liabilities to Lender, including without limitation interest, fees, charges and expenses arising prior to or after the effective date of termination, and all of Lender's rights and remedies and its security interest shall continue until all Liabilities to Lender are paid and all obligations of Borrowers are performed in full. No provision of this Agreement shall be construed to obligate Lender to make any Loans, following the occurrence of any Event of Default.

                            ARTICLE THREE. COLLATERAL
                            -------------------------

         SECTION 3.1. SECURITY INTERESTS. To secure payment of the Liabilities, each Borrower hereby irrevocably pledges, assigns, transfers, conveys and sets over to the Lender and hereby grants to the Lender a first and paramount security interest in and to the Collateral owned by it, howsoever arising, wherever located and whether now owned or existing or hereafter existing or acquired. The parties acknowledge and agree that Lender shall have a purchase money security interest in and to all Inventory of the Borrowers as provided by law.

         SECTION 3.2. PERFECTION AND FILING REQUIREMENTS. Each Borrower shall perform any and all acts reasonably requested by the Lender to establish, maintain and continue the Lender's security interests and liens in the Collateral, including but not limited to, executing financing statements and such other instruments and documents when and as reasonably requested by the Lender.

         SECTION 3.3. COLLECTION OF ACCOUNTS RECEIVABLE. Unless otherwise provided herein, Borrowers may collect at their own expense the Accounts Receivable in the ordinary course of business; provided, however, that Borrowers' authorization to collect the Accounts Receivable is subject to the following:

                  (A) The Lender, may, in its sole and reasonable discretion, notify any or all of the Account Debtors at any time (i) whether before or after the occurrence of an Event of Default, that the Accounts Receivable have been assigned to the Lender; and/or (ii) following the occurrence of an Event of Default, that all further payments on the Accounts Receivable should be paid solely to the Lender. When requested by the Lender after the occurrence of an

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                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


Event of Default, Borrowers at their expense will notify or cause to be notified any or all Account Debtors to pay directly to the Lender any sum or sums then due or to become due on the Accounts Receivable or any part thereof and all bills and statements thereafter sent by Borrowers to such Account Debtors shall state that the same have been assigned to the Lender and are payable solely to the Lender.

                  (B) The Lender, at any time whether before or after the occurrence of an Event of Default, may in its sole and reasonable discretion, require any Borrower to establish and maintain "lock box" accounts (individually, a "Lock Box Account" and collectively, the "Lock Box Accounts"), and, Borrowers, at their expense, will notify or cause to be notified all Account Debtors to pay directly any sum or sums then due or to become due on the Accounts Receivable to such Lock Box Accounts. So long as no Event of Default has occurred, the Lock Box Accounts shall be subject to the control of Borrowers. Following the occurrence of any Event of Default, the Lock Box Accounts shall be subject to the control of Lender. In the event Lender requires Lock Box Accounts to be established pursuant to this Section, Borrowers shall establish the Lock Box Accounts with such Collecting Banks reasonably acceptable to Lender to which all Account Debtors shall directly remit all payments on Accounts Receivable and in which each Borrower will immediately deposit, in kind, all cash and other payments made for Inventory and all other proceeds of Collateral. The Collecting Banks shall acknowledge and agree, in a manner reasonably satisfactory to Lender, that: all payments made to Lock Box Accounts are the sole and exclusive property of Lender; they have no right to setoff against Lock Box Accounts; and they will transfer (i) by wire transfer of immediately available funds (ii) by acceptance of an ACH Debit or (iii) by any other method, immediately available funds in a manner satisfactory to Lender, funds deposited into Lock Box Accounts (collectively, the "Collection Accounts") to Lender on a daily basis in such bank and account as Lender shall designate or, in the case of an ACH Debit, as presented for acceptance. All payments made to the Collection Accounts or otherwise received by the Collecting Banks or Lender, whether on the Accounts Receivable or as proceeds of other Collateral or otherwise, shall following the occurrence of any Event of Default be under the sole dominion and control of Lender and will be applied on account of Liabilities as provided herein. Following the establishment of any Lock Box Accounts pursuant to this Section, Borrowers and their Affiliates shall receive, as trustee for Lender, any monies, checks, notes, drafts or any other payments relating to and/or proceeds of Accounts Receivable or other Collateral which come into the possession or under the control of any Borrower or their Affiliates and immediately remit, or cause to be remitted, the same in kind to Lender at Lender's office set forth above. Borrowers shall pay Lender any and all reasonable fees, costs and expense which Lender incurs in connection with Collection Accounts and with collecting any check or item of payment received and/or delivered to any Collecting Bank or Lender on account of Liabilities to Lender. Borrowers shall reimburse Lender for (i) any loss, cost or damages resulting from claims asserted by the Collecting Banks in connection with Collection Accounts or any returned or uncollected checks or other items received by the Collecting Banks and (ii) any amount paid to any Collecting Bank arising out of Lender's indemnification of such Collecting Banks relating to a Collection Account.

                  (C) In the event an Account Debtor is notified under Subsections 3.3(A) or 3.3(B) of this Agreement or one or more Events of Default have occurred under the terms of this Agreement, the Lender shall have and succeed to all rights, remedies, securities and liens of each Borrower in respect to such Accounts Receivable or other Collateral, including, but not limited to, the right of stoppage in transit of any merchandise, guarantees or other contracts or suretyship with respect to any such merchandise, warranties, unpaid seller's liens, statutory liens, artisans' liens, or the right to other collateral security held by or to which such Borrower is entitled for the payment of any such merchandise, and shall have the right to enforce the same in its name or to direct the enforcement thereof by such Borrower for the benefit of the Lender, and such Borrower shall, at the reasonable request of the Lender, deliver to the Lender a separate written assignment of any of the same. The Lender, however, shall not incur any obligation or liability of any Borrower to any Account Debtor, including, but not limited to, obligations or liabilities pursuant to any contract, agreement, warranty, guarantee, judicial decree or jury award. The Lender, in such an event, is also hereby irrevocably authorized to receive, open and dispose of all mail addressed to each Borrower, to notify the Post Office authorities to change the address for delivery of such Borrower's mail to an address designated by the Lender, to endorse such Borrower's name on all notes, checks, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever, and any other instruments or documents

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


received howsoever in payment of the Accounts Receivable, or any part thereof, and the Lender or any officer or employee thereof is hereby irrevocably constituted and appointed agent and attorney-in-fact for such Borrower for the foregoing purpose.

                  (D) Borrower in the aggregate shall not collect, compromise or accept any sum in full payment or satisfaction of any of the Accounts Receivable totaling more than $50,000.00 in the aggregate for materially less than the amount due without the express written consent of the Lender, except in the ordinary course of business. The consent of Lender required in this clause shall not be unreasonably withheld or delayed.

                  (E) The Lender may directly request any Account Debtor for a written confirmation of the Accounts Receivable at any reasonable time whether before or after the occurrence of an Event of Default.

                  (F) All collections of Accounts Receivable through the Lock Box Accounts shall be credited against the Line of Credit on such Business Day as the date of receipt by Lender of immediately available funds of such collections.

         SECTION 3.4. USE OF COLLATERAL. Borrowers shall at all times keep the Collateral in good condition and repair and free and clear of all unpaid charges (including, but not limited to, taxes), liens and encumbrances, and shall pay or cause to be paid all obligations as they come due, including but not limited to, mortgage payments, real estate taxes, assessments and rent due on the premises where the Collateral is or may be located, except for charges, liens, encumbrances and obligations being contested in good faith by Borrowers and for which adequate reserves have been established. Borrowers agree that (except as provided in the immediately preceding sentence) in the event Borrowers fail to pay such obligations, the Lender may, at its sole and arbitrary discretion, pay such obligations for the account of Borrowers. The Lender may, in its sole discretion, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral and may, in its sole and arbitrary discretion, pay for the maintenance and preservation of the Collateral. Any payments made by the Lender pursuant to this Section shall be repayable to the Lender by Borrowers immediately upon the Lender's demand therefor, with interest at a rate equal to the highest interest rate described in this Agreement in effect from time to time during the period from and including the date funds are so expended by the Lender to the date of repayment, and any such amounts due and owing the Lender shall be an additional obligation of Borrowers to the Lender secured hereunder.

         SECTION 3.6. THIRD PARTY WAIVERS. Borrower shall deliver to Lender landlord waivers, bailee waivers, warehouse waivers or other third party waivers required by Lender (individually, a "Third Party Waiver" and collectively, the "Third Party Waivers") executed by the lessors, bailors, warehouse owners and/or operators and consignors of or at the Collateral Locations used by Borrower, all in form and manner reasonably satisfactory to Lender.

         SECTION 3.7. MORTGAGEE WAIVER. Borrowers shall deliver to Lender a mortgagee waivers (the "Mortgagee Waivers") executed by the mortgagees of the Corporate Real Property, in form and manner satisfactory to Lender.

         SECTION 3.8 GUARANTIES. The Liabilities, including, but not limited to, all obligations of each of the Borrowers to Lender under or in connection with the Documents, shall be unconditionally guaranteed by the Guarantors; provided, however, that notwithstanding anything else contained in this Agreement, the maximum amount of liability for the Liabilities of each Guarantor shall be unlimited. To evidence the Guaranties pursuant to this Section, the Guarantors shall execute and deliver to Lender the Guaranties. In the event at any time or from time to time Parent establishes any subsidiary that owns assets substantially similar to the Collateral that does not become a Borrower, such Person shall, contemporaneously with their establishment (i) unconditionally guaranty the Liabilities in substantially the same form as the Guaranties; (ii) acknowledge, agree and consent to the terms and provisions of the Documents; and

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                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


(iii) be included within the term "Guarantor" as used in this Agreement, and execute and deliver a Guaranty and a Guarantor Security Agreement.

         SECTION 3.9 GUARANTOR COLLATERAL. As additional security for the payment and performance of the Liabilities and the payment and performance of each Guarantors' Guaranty, each Guarantor shall pledge and grant a security interest to Lender in and to the Guarantor Collateral owned by such Guarantor. To evidence to these pledges and grants of security interest pursuant to this Section, Borrower shall cause each Guarantor to execute and deliver to Lender a security agreement (individually a "Guarantor Security Agreement" and collectively the "Guarantor Security Agreements") in form and manner satisfactory to Lender.

         SECTION 3.10. CROSS COLLATERALIZATION. Each Borrower acknowledges and agrees that (A) the Collateral secures all of the Liabilities, including, but not limited to, the Loans and (B) Lender shall not release any lien on the Collateral unless and until all the Liabilities (whether arising pursuant to this Agreement or otherwise) are paid in full; provided, however, that nothing contained in this Section shall preclude Borrowers from selling Collateral in the ordinary course of business.

                  ARTICLE FOUR. REPRESENTATIONS AND WARRANTIES
                  --------------------------------------------

         SECTION 4.1. BORROWER. Each Borrower represents and warrants to the Lender that:

                  (A) Organization, Etc. It is duly organized, validly existing and in good standing under the laws of the State of its incorporation and is duly qualified and in good standing or has applied for qualification as a foreign corporation authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required.

                  (B) Authorization: No Conflict. The execution and delivery of the Documents are all within the corporate powers of it, have been duly authorized by all necessary action, have, or by the time of their execution and delivery shall have, received all necessary governmental or regulatory approval (if any shall be required), and do not and will not contravene or conflict with any provision of (i) law, rule, regulation or ordinance, (ii) the articles of incorporation or by-laws of it; or (iii) any agreement binding upon it or any of their properties, as the case may be.

                  (C) Validity and Binding Nature. The Documents executed by it are the legal, valid and binding obligations of it, enforceable against it, in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting the rights and remedies of creditors and except as the availability of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (D) Title to Assets. Except as set forth in Section 4.1(E) of this Agreement, it has good and marketable title to all assets owned by it, including, but not limited to, the Collateral, subject to no (i) liens, encumbrances, security interests, or mortgages; (ii) zoning, building, fire, health or environmental code violations of any governmental authority; and (iii) violations of any covenants, conditions or restrictions of record.

                  (E) Liens. None of its assets are subject to any lien, encumbrance or security interest, except for Permitted Liens.

                  (F) Financial Statements. Its financial statements which have been previously delivered to Lender have been prepared on a basis and in conformity with generally accepted accounting principles consistently applied, are true and correct and fairly present the consolidated financial condition of it as at the dates of such financial statements and the results of its

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                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.



operations for the periods then ended, and since the date of the latest financial statement delivered to Lender there has been no Material Adverse Change in the financial condition or operations.

                  (G) Litigation and Contingent Liabilities. No litigation or arbitration, administrative or governmental proceedings are pending or threatened against it that would, if adversely determined, materially and adversely affect its financial condition or continued operations.

                  (H) No Violations of Laws. It (i) is not in material violation of any law, ordinance, rule, regulation, judgment, decree or order of any federal, state or local governmental body or court; and (ii) has obtained all required permits, certificates, licenses, approvals and other authorizations from governmental agencies and entities (whether federal, state or local) necessary to carry on its operation.

                  (I) Burdensome Obligations. Except for indentures, agreements, leases, contracts, deeds or other instruments entered into in the ordinary course of business that are not otherwise precluded or prohibited pursuant to the Documents, it is not a party to any indenture, agreement, lease, contract, deed or other instrument, or subject to any partnership restrictions or has any knowledge of anything which would materially and adversely affect or impair the business, assets, operations, properties, or condition, financial or otherwise, of it.

                  (J) Taxes. All federal, state and local tax returns required to be filed by it have been filed with the appropriate governmental agencies and all taxes due and payable by it have been timely paid.

                  (K) No Default or Event of Default. No event or condition exists under any material agreement, instrument or document to which it is a party or may be subject, or by which it or any of its properties are bound, which constitutes a default or an event of default thereunder, or will, with the giving of notice, passage of time, or both, would constitute a default or event of default thereunder.

                  (L) Employee Benefit Plans. Each employee benefit plan, if any, (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time) maintained by it complies in all material respects with all applicable requirements of law and regulations and all payments and contributions required to be made with respect to such plans have been timely made.

                  (M) Federal Laws and Regulations. It is not (i) an "investment company" or a company "controlled", whether directly or indirectly, by an "investment company", within the meaning of the Investment Company Act of 1940, as amended; (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (iii) engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

                  (N) Fiscal Year. The fiscal year of it ends on September 30 of each year.

                  (O) Officers of It. As of the Closing Date, each Person listed below holds the respective office or offices in it set forth next to such Person's name:


               Name                         Office
               ----                         ------

           Mark Walton                      President

           Ron Spradling                    Executive Vice President

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                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.




           Mike Perrine                     Chief Financial Officer, Secretary
                                            and Treasurer

           David Rogalski                   Assistant Secretary


                  (P) Genuineness of Accounts Receivable. All the Accounts Receivable of it are genuine and were incurred in the ordinary course of business and are not in default.

                  (Q) Collateral Locations. All of the tangible Collateral of each Borrower is located at the Collateral Locations for such Borrower.

                  (R)      Subordinated Debt.  The  agreements,   documents  and
instruments attached to the Subordination Agreements being executed and delivered contemporaneously with the execution of this Agreement are true and correct copies of all of the documentation evidencing the Subordinated Debt of it in existence as of the date of this Agreement and represent the complete agreement of it to make payments with respect to the Subordinated Debt, and there have been no changes, modifications, alterations or amendments to such agreements, documents and instruments.


                             ARTICLE FIVE. COVENANTS
                             -----------------------

         SECTION 5.1. BORROWERS. Until all the Liabilities are paid in full, each Borrower covenants and agrees that:

                  (A) Financial Statements and Certificates. It will furnish to the Lender (i) within 90 days after the close of each fiscal year of it, a copy of the annual consolidated audited report of the Borrowers consisting of at least a balance sheet, statement of operating results and retained earnings, statement of cash flows and notes to financial statements, profit and loss statement and statement of changes in financial position of it prepared on a consolidating and consolidated basis and in conformity with generally accepted accounting principles, duly prepared by certified public accountants of recognized standing selected by it and approved by the Lender, together with a certificate from such accountants to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Event of Default that has occurred and is continuing, or if they have become aware of any such event, describing it and the steps, if any taken or being taken to cure it; (ii) within 45 days after the end of each fiscal quarter of it, (a) a copy of an unaudited consolidated financial statement of the Borrowers prepared in the same manner as the report referred to in clause (i) above, signed by the chief financial officer or Corporate Controller of Parent and consisting of at least a balance sheet as at the close of such quarter, statements of earnings, cash flow, income and source and application of funds for such quarter and for the period from the beginning of such fiscal year to the close of such quarter; and (b) a certificate signed by the President or chief financial officer of it providing that (I) the financial statements being provided to Lender pursuant to clauses (ii)(a) are true and correct and (II) no Event of Default has occurred, including, but not limited to, no Event of Default with respect to any of the financial covenants contained in the Documents; and (iii) within 30 days after the end of each month, (1) a statement showing age and reconciliation of its Accounts Receivable and accounts payable for the preceding month and a status of its Inventory showing location, age, components and value, in such form and detail as Lender may reasonably request; and and (2) a certificate signed by the President or chief financial officer of it providing that the financial statements being provided to Lender pursuant to clause (iii)(1) above is true and correct; and(iv) if requested by Lender in writing, (1) documentation to support the Accounts Receivable statement set forth in clause (iii)(1) above, including, but not limited to, sales reports, cash receipts reports and credit and debit journals; and/or (2) copies of all of its bank statements and reconcilliations thereof, including, but not limited to, Lock Box Accounts statements; (v) on the fifteenth (15th)

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                        Confidential Treatment Requested.

        Confidential  portions of this  document  have been  redacted  and filed
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day of each month, (or if such day is not a Business Day, the next day that is a
Business Day) a completed Lender's standard form borrowing base certificate, which shall be executed by the President or the chief financial officer of the Borrowers, and shall contain information as of the last Business Day of the immediately preceding month; (vi) at least 45 days prior to the end of each of its fiscal years, a copy of its Business Plan for the immediately following fiscal year; (vii) schedules of Accounts Receivable in form and manner acceptable to Lender (which shall include current addresses and telephone numbers of Account Debtors) as often as requested by Lender, (viii) at Lender's request, Borrowers shall make available to Lender for inspection copies (or, at Lender's request after an Event of Default, originals) of all orders, invoices, and similar agreements and documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for Inventory, the sale or disposition of which has resulted in Accounts Receivable;
(ix) the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts Receivable, immediately upon receipt thereof and in the same form as received, with all necessary endorsements to enable Lender to enforce the same; (x) copies of all federal and state tax returns of it, including, but not limited to, requests for extensions of such tax returns, when and as filed; (xi) copies of any and all reports, examinations, notices, warnings and citations issued by any governmental or quasi-governmental (whether federal, state or local), unit, agency, body or entity with respect to it; and (xii) such other information as the Lender from time to time reasonably requests. Borrowers' failure to deliver or execute and deliver any of the items listed in this Section shall not affect or limit Lender's security interest in the Collateral.

                  (B) Books, Records and Inspections. It will (i) maintain complete and accurate books and records; (ii) permit reasonable access by the Lender to the books and records of it; (iii) make entries on its books and records, in form and manner reasonably satisfactory to Lender, disclosing Lender's security interest in the Collateral and shall keep a separate account on its books of all collections received thereon; and (iv) permit the Lender, upon reasonable notice, to inspect the properties, whether real or personal, and operations of it. Without limitation of the foregoing, it acknowledges and agrees that Lender shall (a) conduct an annual complete field audit of all of the Borrowers: and (b) conduct Inventory inspections at any time and from time to time, including, but not limited to, quarterly inventory audits; and (c) audit at least 20% of all Inventory at all locations of Borrowers, including, but not limited to, each of the Collateral Location, at least on an annual basis; and (d) audit Accounts Receivable not less than annually.

                  (C) Insurance. It will maintain such insurance as may be required by law and such other insurance to the extent and against such hazards and liabilities as is customarily maintained by companies similarly situated. All property insurance policies with respect to the Collateral shall contain loss payable clauses in form and substance reasonably satisfactory to the Lender, naming the Lender as a loss payee as its interest may appear, and providing that such policies and loss payable clauses may not be canceled, amended or terminated unless at least thirty (30) days prior written notice thereof has been given to the Lender. All insurance proceeds received by the Lender may be retained by the Lender, in its sole discretion, for application to the payment of any of the principal or interest on the Liabilities then due and owing the Lender by it as the Lender may determine.

                  (D) Taxes and Liabilities. It will pay when due all taxes, assessments and other liabilities except as contested in good faith and by appropriate proceedings and for which adequate reserves have been established.

                  (E) Restriction on Dividends. It will not declare or pay, or authorize a declaration or payment of, any cash dividend in respect of, any class of its capital stock if an Event of Default has occurred or will occur (including, but not limited to, following any notice and cure periods) as a result of any such dividend.

                  (F) Indebtedness. It will not incur or permit to exist any indebtedness or liability for borrowed money or for the deferred purchase price of any property or any services, except for Permitted Indebtedness.

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                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


                  (G) Liens. It will not create or permit to exist any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest with respect to any Collateral now owned or hereafter acquired and owned, except for Permitted Liens.

                  (H) Guaranties, Loans or Advances. It will not become or be a guarantor or surety of, or otherwise become or be responsible in any manner with respect to any undertaking of any other Person, or make or permit to exist any loans or advances to any other Person, except (i) for the endorsement, in the ordinary course of collection, of instruments payable to it or to its order; and
(ii) guaranties given to Lender; and (iii) guaranties given to DFS and/or any Person providing any financing to any Travis Entity in form and manner satisfactory to Lender.

                  (I) Mergers, Consolidations and Sales. It will not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership, ownership or joint venture interest in, any other Person, or sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign, with or without recourse, any Accounts Receivable, except (i) with the prior written consent of the Lender; or (ii) solely with respect to a merger, consolidation, purchase or other acquisition, if Parent provides Lender with a certificate signed by the President or chief financial officer of it (a)
describing the nature of such merger, consolidation, purchase or other acquisiton; and (b) providing that no Event of Default has occurred, or will occur (including, but not limited to, following any notice and cure periods) as a result of any such merger, consolidation, purchase or other acquisition, including, but not limited to, no Event of Default with respect to any of the financial covenants contained in the Documents; or (iii) acquisitions that in the aggregate do not exceed five percent (5%) of the value of the Borrowers' assets as calculated from time to time.

                  (J) Self-Dealing. It shall not purchase, acquire or lease any property from, or sell, transfer or lease any property to (a) any Affiliate, (b) any officer, director or shareholder of it or any Affiliate, (c) any guarantor of the Liabilities or (d) any member of the immediate family of any of the foregoing, except on terms comparable to the terms which would prevail in an arms-length transaction between unaffiliated third parties.

                  (K) Stock. It will neither purchase, retire, redeem or otherwise acquire any shares nor issue any additional shares of any class of capital stock of it, except (i) that it may issue additional shares of stock in connection with any acquisition assets of another Person permitted under this Agreement; and (ii) the repurchase of up to $1,000,000.00 in the aggregate of its capital stock in the open market.

                  (L) Violation of Law. It will not materially violate any law, statute, ordinance, rule, regulation, judgment, decree, order, writ or injunction of any federal, state or local authority, court, agency, bureau, board, commission, department or governmental body.

                  (M) Unconditional Purchase Obligations. It will neither enter into or be a party to any contract for the purchase of materials, supplies or other property or services if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services.

                  (N) Maintenance of Business. It will preserve its corporate existence in the jurisdiction of establishment, as that may be from time to time, and it will not operate in any business other than a business substantially the same as the business of it as in effect on the date of this Agreement.

                  (O) Employee Benefit Plans. It will (i) maintain each employee benefit plan as to which it may have any liability in substantial compliance with all applicable requirements of law and regulations; (ii) make all payments and contributions required to be made pursuant to such plans in a timely manner; and (iii) neither establish any new employee benefit plan, agree or contribute


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to any multi-employer  plan nor amend any existing employee pension benefit plan in a manner which would increase its obligation to contribute to such plan.

                  (P) Use of Proceeds. It will not permit any proceeds of the Loans to be used either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time.

                  (Q) Good Title. It shall at all times maintain good and marketable title to all of its assets.

                  (R) Officers of It. Each Person listed below will at all times hold the respective office or offices in it next to such Person's name:

               Name                         Office
               ----                         ------

           Mark Walton                      President

           Ron Spradling                    Executive Vice President

           Mike Perrine                     Chief Financial Officer, Secretary
                                            and Treasurer

           David Rogalski                   Assistant Secretary

                  (S) Eligible Inventory. If it determines that a previously scheduled item of Eligible Inventory ceases to be an Eligible Inventory under any of the criteria described in Section 1.1 of this Agreement, then it shall immediately notify the Lender thereof.

                  (T) Certification. All reports, certificates, schedules, notices and financial information submitted by it to the Lender pursuant to this Agreement shall be certified as true and correct by the President or the chief financial officer of it.

                  (U) Collateral Locations; Material Adverse Change. It shall give the Lender (i) 30 days prior written notice of the location of any Collateral at any place other than the Collateral Locations of it; and (ii) prompt written notice of any event, occurrence or other matter which has resulted or may result in a Material Adverse Change in its financial condition or business operations.

                  (V) Fiscal Year. The fiscal year of it shall end on September 30 of each year.

                  (W) Unsubordinated Debt To Tangible Net Worth Ratio. It shall not cause, suffer or permit the ratio of (i) the Travis Entities' total consolidated liabilities minus Subordinated Debt to (ii) the Travis Entities' Tangible Net Worth plus Subordinated Debt to be greater than the following at the end of each of its fiscal quarters:

                      6.25 to 1.0  December 31 of each fiscal year
                      6.0 to 1.0   March 31 of each fiscal year
                      5.0 to 1.0   June 30 and September 30 of each fiscal year

                  (X) Tangible Net Worth. It shall not cause, suffer or permit the Travis Entities' Tangible Net Worth plus Subordinated Debt to be less than the following, all as measured at the end of each of its fiscal quarters:


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               $18,000,000.00      December 31, 1999 through March 30, 2000
               $20,000,000.00      March 31, 2000 through June 29, 2000
               $22,500,000.00      June 30, 2000 and at all times thereafter

                  (Y) Interest Coverage Ratio. The Travis Entities shall maintain a Interest Coverage Ratio of not less than 2.0 to 1.0, all as measured at the end of each fiscal quarter of it, as calculated for the 12 month period ending at the end of such fiscal quarter.

                  (Z) Fixed Charge Coverage Ratio. The Travis Entities shall maintain a Fixed Charge Coverage Ratio of not less than the following, all as measured at the end of each fiscal quarter of it, as calculated for the 12 month period ending at the end of such fiscal quarter:

                      1.2 to 1.0       Closing Date through June 29, 2000
                      1.5 to 1.0       June 30, 2000 and at all times thereafter

                  (AA) Subordinated Debt. Except as set forth in the Subordina-tion Agreements, it will not make any payments pursuant to the Subordinated Debt.

                  (BB) Returns of Inventory. Borrowers shall promptly notify Lender of all returns of Inventory received by Borrowers, in the reports to be provided to Lender pursuant to Section 5.1 (A) of this Agreement. After an Event of Default has occurred, no return of Inventory shall be accepted, and no sale of returned Inventory shall be made, by Borrowers without Lender's prior written consent.

                  (CC) Inventory System. Borrowers shall maintain a perpetual inventory system, keeping accurate records itemizing and describing the kind, type, age, quality, quantity and cost of Inventory and withdrawals and additions. Such records shall be available for inspection during Borrowers' usual business hours at the request of Lender or its designee. Borrowers shall conduct a cycle count of Inventory as reasonably requested by Lender so as to equate to a full inventory count at each location on a monthly basis, and promptly report the results to Lender in form and with such specificity as Lender shall require.

                  (DD) Business Plan. Each Business Plan shall (i) constitute its best good faith estimate of its management regarding the course of its business for the period covered by such Business Plan; and (ii) be based on assumptions which shall be reasonable and realistic based on the then current economic conditions at the time of preparation of such Business Plan.

                  (EE) Restrictions on Use of Assets. None of the Collateral of any Borrower other than the Parent shall be transferred to the Parent or any of the other Travis Entities that are not a Borrower.

                  (FF) Within 120 days after the Closing Date, Parent shall assign, transfer, sell or otherwise dispose of its assets located at its retail locations in Austin, Texas, San Antonio, Texas, and Houston, Texas to a Guarantor or such other Person who shall become a Guarantor and shall execute and deliver to Lender a Guaranty and Guarantor Security Agreement.

                  (GG) Within 90 days after the Closing Date, Borrowers shall establish a separate Lock Box Account at a financial institution satisfactory to Lender to collect monies solely for the Borrowers.

         SECTION 5.2. LENDER. Until the Liabilities are paid in full, Lender agrees to pay to Borrowers a portion of the interest paid by certain Vendors to Lender pursuant to the Floor Plan Arrangements (individually, a "Floor Plan Interest Rebate" and collectively, the "Floor Plan Interest Rebates") solely for the Free Floor Plan Period under a Floor Plan Arrangement. The Floor Plan


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Interest  Rebates  relating to the Vendors in effect as of the Closing  Date are set forth on Exhibit 5.2 attached hereto. The Floor Plan Interest Rebates made available to Lender (A) will vary by Vendor; and (B) may be adjusted from time to time, at Lender's sole discretion, upon 30 days prior written notice from Lender to Borrower . All Floor Plan Interest Rebates for any Vendor shall (i) reflect an annualized percentage rate; and (ii) be calculated on a quarterly basis based on the calendar quarters ending on the last day of each March, June, September and December; and (iii) be based on the average daily balances of floor plan with such Vendor during such calendar quarter. All amounts due by Lender to Borrowers pursuant to this Section shall be offset on a quarterly basis against amounts due by Borrowers to Lender pursuant to the Documents.


                        ARTICLE SIX. CONDITIONS PRECEDENT
                        ---------------------------------

         SECTION 6.1. SPECIAL CONDITIONS PRECEDENT TO THE MAKING OF THE FIRST LOAN. Lender's obligation to make the first Loan is subject to the fulfillment of each and every one of the following conditions prior to or contemporaneously with the making of such first loan:

                  (A) Delivery of Documents. The Lender shall have received each of the following, in form and substance satisfactory to the Lender and its counsel, and where applicable, duly executed and recorded:

                  (i) Certificates of the Secretaries of Borrowers and certifying as to (a) all corporate actions taken and consents made by Borrowers to authorize the transactions provided for or contemplated under this Agreement and the execution, delivery and performance of the Documents; and (b) the names of the officers or employees of Borrowers authorized to sign the Documents, together with a sample of the true signature of each such Person. (Lender may conclusively rely on such certificates until formally advised by a like certificate of any changes therein.);

                  (ii) Acknowledgment copies from the appropriate governmental authority of all Uniform Commercial Code financing statements required to perfect the Lender's security interests in the Collateral;

                  (iii)  Copies  of  Uniform   Commercial  Code,  tax  lien  and
                         judgment searches made with such governmental offices as Lender deems necessary;

                  (iv) Certificates of insurance and loss payable clauses covering the Collateral and meeting the requirements of this Agreement;

                  (v)    The Third Party Waivers;

                  (vi)   The Mortgagee Waivers;

                  (vii)  The Guaranties;


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                  (viii) The Guarantor Security Agreements;

                  (ix)   The Subordination Agreements, if any;

                  (xi) The executed opinion of counsel to Borrowers addressed to the Lender and dated the date of this Agreement;

                  (xii) Certified copies of the Articles of Incorporation or Charter and By-laws of Borrowers, as restated or amended as to the date of this Agreement;

                  (xiii) Certificates  of  good  standing  for  Borrowers in the jurisdiction of their incorporation, in the principal places in which they conduct business and in places in which they own real estate and/or Collateral;

                  (xiv) A writing from Borrowers' certified public accountants (selected by Borrowers and approved by Lender) addressed to Lender acknowledging that (a) all financial statements prepared by such accountants are also being prepared for the benefit of Lender and (b) Lender shall rely on such financial statements; provided that such type of writing is available from Borrowers' regularly employed certified public accountants based upon the level of diligence conducted by such accountants as of the Closing Date in Borrowers' audited financial statements

                  (xv)   DFS Intercreditor Agreement ; and

                  (xvi) Such other instruments or documents as the Lender may reasonably request.

         SECTION 6.2. GENERAL CONDITIONS PRECEDENT TO EACH LOAN. In addition to all other requirements of this Agreement, including, but not limited to, those set forth in Section 6.1 of this Agreement, Lender's obligation to make each Loan is subject to the fulfillment of each and every of the following conditions prior to or contemporaneously with the making of each and every such Loan:

                  (A) No Event of Default. No Event of Default shall have occurred and be continuing, may occur with the giving of notice, the passage of time or both or shall result from the making of any Loan.

                  (B) No Material Adverse Change. There shall have been no Material Adverse Change in the business of the Borrowers or the financial condition of the Borrowers from the most recent financial statements submitted by Borrowers to Lender.

                  (C) Continuation of Representations and Warranties. The representations and warranties contained in this Agreement shall be true and correct in all material respects as of the making of any Loan, with the same effect as though made on such dates.


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                        ARTICLE SEVEN. EVENTS OF DEFAULT
                        --------------------------------

         SECTION 7.1. EVENTS OF DEFAULT. Each of the following acts, occurrences or omissions shall constitute an event of default under this Agreement (herein referred to as an "Event of Default"), whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body or tribunal:

                  (A) Any Borrower shall default in the payment when due of any principal amount due and owing to the Lender; or

                  (B) Any Borrower shall fail to pay any interest amount due and owing to the Lender within thirty (30) days of the billing date of such interest; or

                  (C) Except for the Event of Default set forth in Section 7.1(A) of this Agreement, default, and continuance thereof for 25 days after written notice thereof to Borrowers by the Lender, in the payment of any other amount owing by Borrowers or any Guarantor to the Lender pursuant to the Documents or pursuant to any other agreement, note, instrument or guarantee; or

                  (D) Any representation or warranty made by any Borrower or any Guarantor contained in the Documents shall at any time prove to have been incorrect in any material respect when made and not cured as of the date of such discovery; or

                  (E) Any Borrower or any Guarantor shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under the Documents (not constituting an Event of Default under any other clause of this Section 7.1 of this Agreement) and such default shall continue unremedied for 25 days after written notice thereof shall have been given by the Lender to Borrowers; or

                  (F) Either: (i) any Borrower or any Guarantor shall become insolvent or generally fail to pay, or admit in writing its inability to pay, such Person's debts as they become due, or a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by or against any Borrower or any Guarantor or any Borrower or any Guarantor makes an assignment for the benefit of creditors; provided, however, that no Event of Default shall exist pursuant to this Subsection E, Clause (i) due to an involuntary bankruptcy case, proceeding or petition filed against any Borrower or any Guarantor unless such involuntary case, proceeding or petition shall not have been dismissed or withdrawn within 60 days after the date of such involuntary filing; or (ii) corporate or other action shall be taken by any Borrower or any Guarantor for the purpose of effectuating any of the foregoing; provided, further, that notwithstanding anything else contained in this Agreement no Travis Entity which is both (a) a borrower to Lender, DFS or any other Person providing financing to such Travis Entity similar to the Loans or the DFS Financing; and (b) a guarantor to Lender, DFS or such other Person shall be deemed insolvent solely by virtue of such guaranty; or

                  (G) If notice is given that $1,000,000.00 or more of the Collateral is subject to levy, attachment, seizure, or confiscation or uninsured loss; provided, however, that the deductible amount on any insurance policy currently in effect on the Collateral shall not be considered an uninsured loss pursuant to this Subsection; or

                  (H) any Borrower or any Guarantor shall be dissolved, whether voluntarily or involuntarily and such Person has not taken all actions required to become reinstated, unless (i) in the case of a Borrower, all assets of such Borrower have been transferred to another Borrower; or (ii) in the case of a Guarantor, all assets of such Guarantor have been transferred to a Borrower or another Guarantor; or


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                  (I) Subject to any applicable cure and/or notice periods,  any
material  default  shall  occur  under  any  material  agreement,   document  or
instrument binding upon any Borrower or any Guarantor, or any assets of any Borrower or any Guarantor, including, but not limited to, any default in the payment when due of any principal of or interest on any indebtedness for money borrowed or guaranteed by any, or any default in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, any Borrower or any Guarantor with respect to any purchase or lease of any real or personal property or services; or

                  (J) Any default or event of default (howsoever such terms are defined) shall occur under any Third Party Financing; or

                  (K) Any default or event of default (howsoever such terms are defined) shall occur under the DFS Financing.

                             ARTICLE EIGHT. REMEDIES

         SECTION 8.1. REMEDIES UPON DEFAULT. Upon the occurrence and contin-uance of any Event of Default, and the expiration of any applicable cure period, and in every such event:

                  (A) notwithstanding anything in the Documents, Lender may, in its sole and arbitrary discretion, declare the principal of and interest on any or all of the Loans, and all other amounts owed under the Documents, to be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived; and

                  (B) Lender may, in its sole and arbitrary discretion, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, exercise all of the remedies of a secured party and mortgage holder under applicable law, including, but not limited to, the UCC, and all of its rights and remedies under the Documents; and

                  (C) Lender may require any Borrower to make the Collateral and the records pertaining to the Collateral available to the Lender at a place designated by the Lender which is reasonably convenient or may take repossession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice thereof to Borrowers; and

                  (D) except as otherwise provided by law, Lender may, at its option, and in its sole and arbitrary discretion, sell the Collateral at public or private sale upon such commercially reasonable terms and conditions and Lender may purchase the Collateral at any such sale, and apply the net proceeds, after deducting all costs, expenses and attorneys' fees incurred at any time in the collection of the indebtedness of Borrowers to the Lender and in the protection and sale of the Collateral, to the payment of said indebtedness, returning the remaining proceeds, if any, to Borrowers, with each Borrower remaining liable for any amount remaining unpaid after such application; and

                  (E) the Lender may, at its option, and in its reasonable discretion, grant extensions, compromise claims and settle Accounts Receivable for less than face value, all without prior notice to Borrowers; and


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                  (F) Lender may, at its option,  and in its sole and  arbitrary discretion, use, in connection with any assembly or disposition of the Collateral, any trademark, trade name, trade style, copyright, patent right or technical process used or utilized by any Borrower provided such use is only to assemble or dispose of such Collateral; and

                  (G) each Borrower shall, upon the request of the Lender, forthwith upon receipt, transmit and deliver to the Lender in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by Lender) which may be received by such Borrower at any time in full or partial payment of any Collateral. No Borrower shall commingle any such items which may be so received by such Borrower with any other of its funds or property but shall hold them separate and apart from their own funds or property and in trust for the Lender until delivery is made to Lender; and

                  (H) the Lender may, at its option, and in its reasonable discretion, accept the return of any Inventory directly from an Account Debtor, without notice to or consent by any Borrower; and

                  (I) Lender may exercise all of its rights and remedies against any of the Guarantors under applicable law and the Documents.

         SECTION 8.2. REMEDIES ARE SEVERABLE AND CUMULATIVE. All provisions contained herein pertaining to any remedy of the Lender shall be and are severable and cumulative and in addition to all other rights and remedies available in the Documents, at law and in equity, any one or more may be exercised simultaneously or successively. Any notification required pursuant to this Article Eight or under applicable law shall be reasonably and properly given to Borrowers at the address and by any of the methods of giving such notice as set forth in this Agreement, at least 5 days before taking any action.

                           ARTICLE NINE. MISCELLANEOUS
                           ---------------------------

         SECTION 9.1. NO WAIVER; MODIFICATIONS IN WRITING. No failure or delay on the part of Lender in exercising any right, power or remedy pursuant to the Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification, supplement, termination or waiver of any provision of the Documents, nor any consent by Lender to any departure by any Borrower or any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by Lender. Any waiver of any provision of the Documents and any consent by Lender to any departure by any Borrower or any Guarantor from the terms of any provision of the Documents shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Borrower or any Guarantor in any case shall entitle any Borrower or any Guarantor to any other or further notice or demand in similar or other circumstances.

         SECTION 9.2. SET-OFF. Lender shall have the right to set-off, appropriate and apply toward payment of any of the Liabilities, in such order of application as Lender may from time to time and at any time elect, any cash, credit, deposits, accounts, securities and any other property of any Borrower which is in transit to or in the possession, custody or control of Lender, or any agent, bailee, or Affiliate of Lender. each Borrower hereby grants to Lender a security interest in all such property.

         SECTION 9.3. NOTICES, ETC. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing personally delivered or sent by overnight courier or by facsimile machine, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent by facsimile machine or one (1) day after such notice is sent by overnight courier to the intended


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recipient  thereof in accordance with the provisions of this Section 9.3. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 9.3 of this Agreement, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses indicated for such party below:

         If to the Borrowers:        Travis Boats & Motors, Inc.
                                     5000 Plaza on the Lake
                                     Suite 250
                                     Austin, Texas 78746
                                     Attention:  President
                                     Phone:  (512) 347-8787
                                     Fax No.:  (512) 329-0480


         With copies to:             Mitchell Savrick, Esq.
                                     Hohmann & Taube, LLP
                                     100 Congress Avenue, Suite 1600
                                     Austin, Texas 78701
                                     Phone:  (512)472-5997
                                     Fax No.:  (512)472-5248


         If to the Lender:           Transamerica Commercial Finance Corporation
                                     5595 Trillium Boulevard
                                     Hoffman Estates, Illinois 60192
                                     Attn:  Ted Denniston
                                     Phone:  (847) 747-7769
                                     Fax No.:  (847) 747-7436


         With a copy to:             Steven Bright, Esq.
                                     Levenfeld Pearlstein Glassberg Tuchman
                                     Bright Goldstein  & Schwartz, LLC
                                     33 West Monroe Street
                                     21st Floor
                                     Chicago, Illinois 60602
                                     Phone:  (312) 456-0525
                                     Fax:  (312) 346-8434

         SECTION 9.4. COSTS, EXPENSES AND TAXES. Borrowers agree to pay all reasonable out-of-pocket fees and expenses of Lender (including, but not limited to, UCC Filing and Search Fees and fees and expenses of outside counsel to Lender and paralegals) in connection with the making of the Loans and preparation, administration and enforcement of the Documents and the Loans, including, but not limited to, Lender's standard wire transfer and check return fees, all as may be established and changed by Lender from time to time. Without limitation of the foregoing, each Borrower acknowledges and agrees that Lender's reasonable field audit fees and reasonable out of pocket expenses shall be charged to Borrowers. In addition, Borrowers shall pay any and all stamp, transfer and other taxes payable or determined to be payable in connection with the execution and delivery of the Documents and agrees to hold the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. If any suit or proceeding arising from any of the foregoing is brought against Lender, Borrowers, to the extent and in the manner directed by Lender, will resist and


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defend such suit or  proceeding or cause the same to be resisted and defended by counsel approved by Lender. If Borrowers shall fail to do any act or thing which it has covenanted to do under this Agreement or any representation or warranty on the part of Borrowers contained in this Agreement shall be breached, Lender may, in its sole and arbitrary discretion, after 25 days written notice is sent to Borrowers, do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose; and any and all amounts so expended by the Lender shall be repayable to the Lender by Borrowers immediately upon the Lender's demand therefor, with interest at a rate equal to the highest interest rate set forth in this Agreement in effect from time to time during the period from and including the date funds are so expended by Lender to the date of repayment, and any such amounts due and owing Lender shall be deemed to be part of the Liabilities secured hereunder. The obligations of Borrowers under this Section shall survive the termination of this Agreement and the discharge of the other obligations of Borrowers under the Documents.

         SECTION 9.5. COMPUTATIONS. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with generally accepted accounting principles applied on a basis consistent with those at the time in effect.

         SECTION 9.6. FURTHER ASSURANCES. each Borrower agrees to do such further acts and things and to execute and deliver to Lender such additional assignments, agreements, powers, documents and instruments as Lender may reasonably require or deem advisable to carry into effect the purposes of the Documents, or to confirm unto Lender its rights, powers and remedies under the Documents.

         SECTION 9.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

         SECTION 9.8. BINDING EFFECTS; ASSIGNMENT. This Agreement shall be binding upon, and inure to the benefit of, Lender, each Borrower and their respective successors, assigns, representatives and heirs. No Borrower shall assign any of its rights nor delegate any of its obligations under Documents without the prior written consent of Lender and no such consent by Lender shall, in any event, relieve any Borrower of any of its obligations under the Documents.

         SECTION 9.9. HEADINGS. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision of this Agreement and shall not affect the construction of this Agreement.

         SECTION 9.10. ENTIRE AGREEMENT. This Agreement, together with the Documents, contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersede all prior representations, agreements, covenants and understandings, whether oral or written, related to the subject matter of the Agreement. Except as specifically set forth in this Agreement, Lender makes no covenants to any Borrower, including, but not limited to, any other commitments to provide any additional financing to any Borrower.

         SECTION 9.11. GOVERNING LAW. This Agreement shall be deemed to be a contract made under the laws of the State of Illinois and for all purposes shall be construed in accordance with the laws of the State of Illinois.

         SECTION 9.12. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or


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unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 9.13. CONFLICT. In the event of any conflict between this Agreement and any of the other Documents, the terms and provisions of this Agreement shall govern and control.

         SECTION 9.14. POWER OF ATTORNEY. Each Borrower hereby grants to Lender an irrevocable power of attorney coupled with an interest, authorizing and permitting Lender, at its option but without obligation, at such Borrower's sole expense, in such Borrower's name or otherwise, to the extent reasonably determined by Lender to be necessary or advisable in order to carry out Lender's rights or remedies or any Borrower's obligations pursuant to the Documents to the extent any Borrower has failed or refused to execute or fulfill any of its obligations pursuant to the Documents to do any or all of the following: (a) execute on behalf of such Borrower any financing statement, or any continuation or amendment thereof, security agreement, assignment of rentals from real or personal property, report, notice, schedule of Accounts Receivable, and any other agreement or document that Lender may, in its reasonable discretion, deem advisable in order to (i) perfect, maintain or improve Lender's security interest in the Collateral or other property intended to constitute Collateral, or (ii) exercise a right of such Borrower or Lender, or (iii) fully consummate the transactions contemplated under this Agreement and the Documents; (b) execute on behalf of such Borrower, any invoice relating to any of the Accounts Receivable, any draft against or notice to any Account Debtor, any proof of claim in bankruptcy, or other similar document against any Account Debtor, any notice or claim of mechanic's, material supplier's or other Lien, or assignment or satisfaction thereof; (c) take control in any manner of any cash or non-cash proceeds of Collateral; endorse such Borrower's name upon any instruments, money orders, bills of lading, freight bills, chattel paper or other agreements or documents, evidence of payment or Collateral that may come into Lender's possession; and sign such Borrower's name to any verification of its Accounts Receivable and notices thereof to such Borrower's Account Debtors; (d) endorse all checks and other forms of remittances in payment of Accounts Receivable received by Lender "Pay to the Order of Transamerica Commercial Finance Corporation", or in such other manner as Lender may choose; (e) notify post office authorities to change the address for delivery of any of such Borrower's mail to an address designated by Lender and receive and open all mail addressed to such Borrower and make such disposition as is reasonable under the circumstances, and Lender will endeavor to provide such Borrower with originals or copies thereof; (f) pay, contest or settle any Lien with respect to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) following the occurrence of an Event of Default, demand payment of Accounts Receivable, enforce payment of Accounts Receivable by legal proceedings or otherwise, and enforce any and all rights of such Borrower in Accounts Receivable; grant extensions of time to pay, compromise claims and settle Accounts Receivable for less than face value and execute all releases and other documents in connection therewith; (h) settle and adjust, and give releases of, any claim under any insurance policy that relates to any of the Collateral and obtain payment therefor, and make all determinations and decisions with respect to any such policy and endorse such Borrower's name on any instrument or other item of payment or the proceeds of such policy; and (i) take any action or pay any sum required of such Borrower pursuant to this Agreement, and any other present or future agreements between Lender and such Borrower and do all acts and things which are necessary to fulfill such Borrower's obligations under this Agreement.

         SECTION 9.15. JURISDICTION; WAIVER. EACH BORROWER ACKNOWLEDGES THAT THIS AGREEMENT IS BEING SIGNED BY THE LENDER IN PARTIAL CONSIDERATION OF LENDER'S RIGHT TO ENFORCE IN THE JURISDICTION STATED BELOW THE TERMS AND PROVISION OF THIS AGREEMENT AND THE DOCUMENTS. EACH BORROWER CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT SAID COUNTY IS NOT CONVENIENT. EACH BORROWER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST
LENDER IN ANY JURISDICTION EXCEPT THE AFORESAID COUNTY AND STATE. LENDER AND EACH BORROWER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES AGAINST


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ANY OTHER PARTY WITH RESPECT TO ANY MATTER  WHATSOEVER  RELATING TO, ARISING OUT
OF OR IN ANY WAY CONNECTED WITH THE LOANS, THE DOCUMENTS AND/OR THE TRANSACTIONS WHICH ARE THE SUBJECT OF THE DOCUMENTS.

             (THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK.)



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered at Cook County, Illinois as of the date first above written.

         LENDER:           TRANSAMERICA COMMERCIAL FINANCE CORPORATION
         ------


                           By:_________________________________

                           Title:  Vice President

             (THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK.)


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         BORROWERS:                    TRAVIS BOATS & MOTORS, INC.
         ---------



                                       By:________________________________
                                       Title: Secretary




                       (SIGNATURES CONTINUE ON NEXT PAGE.)


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                                     TRAVIS BOATING CENTER GEORGIA, INC.



                                     By:________________________________
                                     Title:Secretary



                                     TRAVIS BOATING CENTER FLORIDA, INC.



                                     By:__________________________________
                                     Title:  Secretary




                       (SIGNATURES CONTINUE ON NEXT PAGE.)



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                                         ADVENTURE MARINE & OUTDOORS, INC.



                                         By:__________________________________
                                         Title:  Secretary


                                         ADVENTURE MARINE SOUTH, INC.



                                         By:________________________________
                                         Title:  Secretary


                                         ADVENTURE BOAT BROKERAGE, INC.



                                         By:__________________________________
                                         Title:  Secretary



                     (SIGNATURES CONTINUE ON THE NEXT PAGE.)


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                                        TBC MANAGEMENT, INC.


                                        By:__________________________________
                                        Title:  Secretary



                                        TBC MANAGEMENT, LTD.


                                        By:__________________________________
                                        Title:  Secretary



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    TRANSAMERICA COMMERCIAL FINANCE CORPORATION - TRAVIS BOATS & MOTORS, INC.
                           LOAN AND SECURITY AGREEMENT
                         -------------------------------

                              EXHIBIT/SCHEDULE LIST
                              ---------------------

                                                            Exhibit/Schedule No.
                                                            --------------------

List of Borrowers                                               I

List of Guarantors                                              II

Collateral Locations                                            1.1(L)

DFS Financing                                                   1.1(Q)

Permitted Indebtedness                                          1.1(FFF)

Permitted Liens                                                 1.1(GGG)

Travis Entities                                                 1.1(WWW)

*                                                               *




________________________
*Indicates Confidential  Treatment Requested.   The redacted  material has  been
filed separately with the Commission.


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                   SCHEDULE I TO TRAVIS BOATS & MOTORS, INC. -
                           LOAN AND SECURITY AGREEMENT
                         -------------------------------

                                List of Borrowers
                                -----------------

Travis Boats & Motors, Inc.
TBC Management, Ltd.
TBC Management, Inc.
Travis Boating Center Georgia, Inc.
Travis Boating Center Florida, Inc.
Adventure Marine & Outdoors, Inc.
Adventure Marine South, Inc.
Adventure Boat Brokerage, Inc.


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                 EXHIBIT 1.1(L) TO TRAVIS BOATS & MOTORS, INC. -
                           LOAN AND SECURITY AGREEMENT
                         -------------------------------

                              Collateral Locations
                              --------------------

         1.       Travis Boats & Motors, Inc.
                  5000 Plaza on the Lake
                  Suite 250
                  Austin, Texas  78746



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                  EXHIBIT 5.2 TO TRAVIS BOATS & MOTORS, INC. -
                           LOAN AND SECURITY AGREEMENT
                         --------------------------------

                                       *
                                       -

                           *
                           *
                           *
                           *
                           *
                           *


_______________________________
*Indicates Confidential Treatment Requested. The redacted material has been filed separately with the Commission.




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